UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2008

ADVANCE DISPLAY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-15224	84-0969445
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7334 So. Alton Way, Suite F, Centennial, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                                (303)267-0111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

As reported in the Form 8-K filed on February 27, 2008, Advance Display Technologies, Inc. (the “Company”) entered into a Subscription Agreement (“Agreement”) with Mr. Lawrence F. DeGeorge, a director of the Company, by which he agreed to the immediate purchase of 27,273 shares ("Initial Purchase") of the Company's Series G Preferred Stock ("Shares") at a price of $110 per Share, for a total purchase price of $3,000,030, and to the purchase of up to an additional 9,091 Shares at the same price per Share ("Additional Purchase") if the Company so requested at any time during the twelve months following the date of the Agreement.  Under the Agreement, Mr. DeGeorge did not have the right to make any portion of the Additional Purchase in the absence of a request for such purchase by the Company.  As previously reported, the subscription for the Initial Purchase was fully paid on February 27, 2008 as required by the Agreement.  On June 30, 2008, in response to a June 25, 2008, request from the Company, Mr. DeGeorge completed the Additional Purchase by the payment of an additional $1,000,010 in exchange for the 9,091 Shares.

The Shares have not been registered under the Securities Act of 1933, and the Agreement does not require the Company to file a registration statement for the shares sold.  The Shares were offered and sold  in a private placement transaction exempt from registration under Sections 4(2) and 4(6) of the Securities Act of 1933 and Regulation D promulgated thereunder, as an offering made exclusively to “accredited investors”, as defined in Section 2(15) and Rule 501 of Regulation D.

Item 3.02                      Unregistered Sales of Equity Securities

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 3.02.

Item 9.01  Financial Statements And Exhibits

(d)  Exhibits.

Exhibit Number                    Description of Document

4.1	Subscription Agreement between the Company and Mr. Lawrence F. DeGeorge dated February 25, 2008 incorporated herein by reference as Exhibit 4.1 to the Form 8-K filed February 27, 2008.

4.2	Notice of Exercise from the Company to Mr. DeGeorge dated June 25, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE DISPLAY TECHNOLOGIES, INC. (Registrant)
Date: July 2, 2008	By: /s/MatthewW.Shankle Matthew W. Shankle, President

Exhibit Index

Exhibit Number                                                                Description of Document

4.1	Subscription Agreement between the Company and Mr. Lawrence F. DeGeorge dated February 25, 2008 incorporated herein by reference as Exhibit 4.1 to the Form 8-K filed February 27, 2008.

4.2	Notice of Exercise from the Company to Mr. DeGeorge dated June 25, 2008